UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 30, 2015

GREAT SOUTHERN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number	I.R.S. Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (417) 887-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure
Attached hereto as Exhibit 99.1 is presentation material of Great Southern Bank ("Great Southern"), a wholly-owned subsidiary of Great Southern Bancorp, Inc.
Item 8.01  Other Events
On September 30, 2015, Great Southern issued the press release attached hereto as Exhibit 99.2 announcing its acquisition of 12 branches, including the related deposits and loans, from Fifth Third Bank.
Item 9.01.  Financial Statements and Exhibits

(d)            Exhibits

Exhibit No.	Description of Exhibit

99.1	Presentation Material
99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: September 30, 2015	By: /s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Presentation Material
99.2	Press Release

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